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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2003

--------------------------------------------------------------------------------------------------------------
      Commission          Exact Name of Registrant as        States of                   I.R.S.
      File Number         Specified in its Charter and     Incorporation                 Employer
                          Principal Office Address and                               Identification
                                Telephone Number                                         Number
--------------------------------------------------------------------------------------------------------------
        1-16681         The Laclede Group, Inc.                Missouri                  74-2976504
                        720 Olive Street
                        St. Louis, MO 63101
                        314-342-0500
--------------------------------------------------------------------------------------------------------------
         1-1822         Laclede Gas Company                    Missouri                  43-0368139
                        720 Olive Street
                        St. Louis, MO 63101
                        314-342-0500
--------------------------------------------------------------------------------------------------------------

                                    NONE
============================================================================
        (Former name or former address, if changed since last report)






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Item 5.  Other Events and Regulation FD Disclosure.

         On November 10, 2003, Laclede Gas Company issued the news release filed as Exhibit 1.





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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE LACLEDE GROUP, INC.


                                             By: /s/ Barry C. Cooper
                                                 ------------------------------
                                             Name:   Barry C. Cooper
                                             Title:  Chief Financial Officer
Dated: November 10, 2003

                                             LACLEDE GAS COMPANY


                                             By: /s/ Barry C. Cooper
                                                -------------------------------
                                             Name:   Barry C. Cooper
                                             Title:  Chief Financial Officer
Dated: November 10, 2003





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                                  Exhibits

Exhibit 1     Laclede Gas Company News Release dated November 10, 2003